UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA, RIVERSIDE DIVISION

	In Re:	CHAPTER 11 (BUSINESS)

	Vineyard National Bancorp	Case Number:	09-26401-RN
		Operating Report Number:	6
	Debtor(s).	For the Month Ending:	Dec-09

	I. CASH RECEIPTS AND DISBURSEMENTS
	A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			2,029,201.89

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			157,544.90
	ACCOUNT REPORTS

	3. BEGINNING BALANCE:		1,871,656.99

	4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing
	Accounts Receivable - Pre-filing
	General Sales
	Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		0.00

	5. BALANCE:		1,871,656.99

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	34,611.00
	Disbursements (from page 2)	4,228.97

	TOTAL DISBURSEMENTS THIS PERIOD:		38,839.97

	7. ENDING BALANCE:		1,832,817.02

8.	General Account Number(s):	XXXXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100
		Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
12/2/2009	1037	Mini U Storage	Storage Rent Dec-2009		139.00	139.00
12/4/2009	1038	James G. LeSieur	Parking Reimbursement		2.50	2.50
12/9/2009	1039	ComputerShare	Transfer Agent		693.72	693.72
12/14/2009	1040	Christopher Damore	Controller Svcs Nov-2009		533.92	533.92
12/17/2009	1041	Office Depot	Paper & Ink		185.91	185.91
12/24/2009	1042	U.S.P.S.	Stamps		19.26	19.26
12/30/2009	1043	Premier Business Center	Office Rent Dec-2009		2,267.26	2,267.26
12/30/2009	1044	Vintage Filings	8-K & MOR Filings		339.00	339.00
12/31/2009	1045	James G. LeSieur	Mileage Reimbursement		48.40	48.40
						-
12/4/2009	n/a	VNBC Payroll	Transfer to Payroll Account	12,041.00		12,041.00
12/18/2009	n/a	VNBC Payroll	Transfer to Payroll Account	10,669.00		10,669.00
12/29/2009	n/a	VNBC Payroll	Transfer to Payroll Account	11,901.00		11,901.00
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		TOTAL DISBURSEMENTS THIS PERIOD:		34,611.00	4,228.97	38,839.97

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	12/31/2009	Balance on Statement:	$1,835,471.68

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1043	12/30/2009	2,267.26
1044	12/30/2009	339.00
1045	12/31/2009	48.40

TOTAL OUTSTANDING CHECKS:			2,654.66

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,832,817.02

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		124,707.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL		108,097.21
ACCOUNT REPORTS

3.	BEGINNING BALANCE:		16,609.79

4.	RECEIPTS DURING CURRENT PERIOD:		34,611.00
	(Transferred from General Account)

5.	BALANCE:		51,220.79

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		23,914.06

7.	ENDING BALANCE:		27,306.73

8.	PAYROLL Account Number(s):	XXXXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/4/2009	1028	Donald H. Pelgrim	Net Paycheck for 11/21/09-12/04/09	6,448.08
12/4/2009	1029	James G. LeSieur	Net Paycheck for 11/21/09-12/04/09	921.26
12/14/2009	1030	EDD	State Payroll Taxes Oct 2009	393.83
12/18/2009	1031	Donald H. Pelgrim	Net Paycheck for 12/05/09-12/18/09	6,704.37
12/18/2009	1032	United States Treasury	Federal Payroll Taxes Nov 2009	7,570.36
12/14/2009	1033	EDD	State Payroll Taxes Nov 2009	1,876.16

			TOTAL DISBURSEMENTS THIS PERIOD:	23,914.06

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	12/31/2009	Balance on Statement:	$27,306.73

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$27,306.73

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		10,000.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		0.00
ACCOUNT REPORTS

3.	BEGINNING BALANCE:		10,000.00

4.	RECEIPTS DURING CURRENT PERIOD:		0.00
	(Transferred from General Account)

5.	BALANCE:		10,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		10,000.00

8.	TAX Account Number(s):	XXXXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	12/31/2009	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

		General Account:	1,832,817.02
		Payroll Account:	27,306.73
		Tax Account:	10,000.00
*Other Accounts:

*Other Monies:
		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				1,870,123.75

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Premier Business Centers	Monthly*	1,730.00	0	0.00	Due on last day of each month
Mini U Storage	Monthly	139.00	0	0.00	Due on 17th of each month

			TOTAL DUE:	0.00

*The monthly payment amount will fluctuate based on CAM charges, phone usage, secretarial support and related administrative charges.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		21,360.99

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	4,258.00	0.00
	State Withholding	1,650.29	0.00
	FICA- Employer's Share	2,123.71	0.00
	FICA- Employee's Share	1,378.99	0.00
	Federal Unemployment	112.00	0.00
	Sales and Use		0.00
	Real Property		0.00
Other:
	TOTAL:	9,522.99	0.00

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00	0.00	0.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	0.00	0.00	0.00

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability*	St. Paul Mercury	$ 1,000,000	2/1/2010	2/1/2010
Worker's Compensation*		Travelers Casualty & Surety Company	$ 1,000,000	2/1/2010	2/1/2010
	Casualty	N/A
	Vehicle	N/A
Others:	Personal Property*	St. Paul Mercury	$ 100,000	2/1/2010	2/1/2010
	D&O	St. Paul Mercury	$ 5,000,000	12/31/2009	12/31/2009
	D&O (excess)	National Union Fire Insurance Company of Pittsburg, PA (AIG)	$ 5,000,000	12/31/2009	12/31/2009
	D&O (excess)	XL Speciality Insurance Company	$ 15,000,000	12/31/2009	12/31/2009
Employment Practices		Admiral Insurance Company	$2,000,000	12/31/2009	12/31/2009

* The Package Policy (which includes general liability and personal property coverage) and the Workers Compensation are each paid in full through and expire on 2/01/10.  Due to reductions in coverage for those portions of the policies covering the bank's assets which were no longer required post-closure of Vineyard Bank, a refund in the amount of $23,483.04 was received under the Package Policy and a refund in the amount of $36,748.60 was received under the Workers Compensation policy.  Such refunds are potentially subject to allocation between Vineyard Bank and the Debtor.

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2009	74,448.62	650.00	14-Oct-2009	650.00	0.00
31-Dec-2009	84,629.52	975.00			975.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		1,625.00		650.00	975.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
James G. LeSieur, III		$5,769.23 bi-weekly**	1,009.61
Donald H. Pelgrim, Jr.		$10,175.69 bi-weekly	20,351.38

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**  James LeSieur changed to a part time hourly basis effective 08/01/09. Mr. LeSieur's hourly rate, which is calculated based upon the above gross compensation amount for 20 hours per week, is $144.23/hour.

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue
Less: Returns/Discounts
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	24,413.70	136,515.37
Payroll - Other Employees
Payroll Taxes	2,006.34	11,184.12
Other Taxes (Itemize)
Depreciation and Amortization
Rent Expense - Real Property	2,202.92	14,152.61
Lease Expense - Personal Property
Insurance
Real Property Taxes
Telephone and Utilities
Repairs and Maintenance
Travel and Entertainment (Itemize)
Mileage & Parking	50.90	117.70
Miscellaneous Operating Expenses (Itemize)
Legal-Bankruptcy Counsel - Landau **	0.00	252,166.16
Legal-Special Counsel - Manatt**	2,301.59	186,687.83
Bankruptcy Filing Fee reimbursment	0.00	(1,039.00)
Payroll/Independent Contractor/Controller Svcs*	786.25	8,351.25
Other Professional Services	2,007.72	6,106.81
Postage & Courier expenses	19.26	1,108.09
Office Supplies	209.83	652.13
Total Operating Expenses	33,998.51	616,003.07

Net Gain/(Loss) from Operations	(33,998.51)	(616,003.07)

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	(47,310.04)	12,921.60
Total Non-Operating income	(47,310.04)	12,921.60

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Accounting Services
Other (Itemize)
Total Non-Operating Expenses	0.00	0.00

NET INCOME/(LOSS)	(81,308.55)	(603,081.47)

(Attach exhibit listing all itemizations required above)
*Payment to Chris Damore

** The information regarding fees and expenses accrued for legal services during November 2009 and December 2009 by Landau & Berger, LLP ("Landau") and Manatt, Phelps & Phillips, LLP (“Manatt”) is for informational purposes only. Manatt did not draw down on its retainer for these services in November 2009 or December 2009. In accordance with the Guidelines of the Office of the United States Trustee ("OUST") and the Bankruptcy Court's order approving their employment applications, Manatt has filed a Professional Fee Statements for November 2009 and December 2009 and must wait for the time to object to expire before it can draw down on its retainer.  With respect to Landau, after no objection was filed relating to a Professional Fee Statement for October 2009 filed by Landau, Landau drew down on the remaining portion of the retainer to pay a portion of the legal fees attributable to October 2009, thus exhausting the retainer.  Further, in November 2009 Landau submitted a Knudsen Motion with the Court on behalf of all professionals with respect to the payment of their respective fees.

With respect to the remaining portion of the October 2009 legal fees and the November 2009 legal fees due Landau, payment will be made after the Court approves the Knudsen Motion, or otherwise, in accordance with the Bankruptcy Code and OUST Guidelines.  Further, with respect to the November 2009 legal fees due Landau, in addition to the approval of the Knudsen Motion, Landau must file and serve a Professional Fee Statement for its November 2009 fees, and it must wait for the time to object to expire before payment can be made to them.  Although the Knudsen Motion is applicable to the payment of fees for the Creditors Committee counsel, Winston & Strawn, LLP ("W&S"), information regarding W&S legal fees was not received at the time this report was filed and therefore no accrual was made for the same. Further, information regarding Landau legal fees was not received at the time this report was filed and therefore no accrual was made for the same.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS			Current Month End
	Current Assets:
	Unrestricted Cash		1,870,123.75
	Restricted Cash
	Accounts Receivable
	Inventory
	Notes Receivable
	Prepaid Expenses-Rent		1,933.26
	Other (Itemize) see below
	1	Deposit under Employment Contract (Glen Terry)*	42,689.96
	2	Security Deposit	3,166.30
	3	Prepaid ESOP Administration Fee**	0.00
	4	Unamortized Issuance Costs - Subordinated Debt**	0.00
	5	Unamortized Issuance Costs - Trust I**	0.00
	6	Unamortized Issuance Costs - Trust II**	0.00
	7	Unamortized Issuance Costs - Trust III**	0.00
	8	Unamortized Issuance Costs - Trust IV**	0.00
	9	Unamortized Issuance Costs - Trust V**	0.00
	10	Unamortized Issuance Costs - Trust VI**	0.00
	11	Unamortized Issuance Costs - Trust VII**	0.00
	12	Unamortized Issuance Costs - Trust IX**	0.00
	13	Prepaid Expense - Shareholder (Equilar) **	0.00
	14	Retainer - Bankruptcy Counsel***	0.00
	15	Retainer - Special Counsel***	107,228.17
		Total Current Assets		2,025,141.44

Property, Plant, and Equipment
Accumulated Depreciation/Depletion
		Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
	Due from Insiders
	Other (Itemize)		0.00
	1	Investment in Bank****	0.00
	2	Investment in Subsidiary-Trust I*****	0.00
	3	Investment in Subsidiary-Trust II*****	0.00
	4	Investment in Subsidiary-Trust III*****	0.00
	5	Investment in Subsidiary-Trust IV*****	0.00
	6	Investment in Subsidiary-Trust V*****	0.00
	7	Investment in Subsidiary-Trust VI*****	0.00
	8	Investment in Subsidiary-Trust VII*****	0.00
	9	Investment in Subsidiary-Trust VIII*****	0.00
	10	Investment in Subsidiary-Trust IX*****	0.00
	11	Investment in Subsidiary-Trust XI*****	0.00
		Total Other Assets		0.00

TOTAL ASSETS				2,025,141.44

LIABILITIES
Post-petition Liabilities:
	Accounts Payable******		66,936.35
	Taxes Payable
	Notes Payable
	Professional fees
	Secured Debt
	Other (Itemize)
	1	Accrued payroll and related taxes	19,258.03
		Total Post-petition Liabilities		86,194.38

Pre-petition Liabilities:
	Secured Liabilities		50,990,454.22
	Priority Liabilities
	Unsecured Liabilities *******		130,517,492.08
	Other (Itemize)
		Total Pre-petition Liabilities		181,507,946.30

TOTAL LIABILITIES				181,594,140.68

EQUITY:
	Pre-petition Owners’ Equity		(178,965,917.77)
	Post-petition Profit/(Loss)******		(603,081.47)
	Direct Charges to Equity
TOTAL EQUITY				(179,568,999.24)

TOTAL LIABILITIES & EQUITY				2,025,141.44

* By Order entered on September 4, 2009, the Bankruptcy Court authorized the Debtor to transfer the $90,000 in funds currently held at City National Bank ("CNB") to the Debtor's Operating account. As the account was originally established in the name of Vineyard Bank, CNB has not authorized the transfer.  As approximately $47,310.04 certain insurance refunds paid to the Debtor are allocable to the FDIC, in January 2010 the Debtor and the FDIC have filed a Stipulation with the Court to offset that amount against the $90,000 owed to the Debtor, resulting to a payment to the Debtor of approximately $42,689.96.  Court approval of the Stipulation is pending.

 ** The unamortized costs associated with the original establishment of ESOP and issuance of securities were incurred at issuance but amortized over the anticipated life of the entities. The book value of these items as of the petition date was set forth in the July MOR. These costs have been written off as of the petition date and therefore are not repeated here.

*** See the double asterisk on Tab IX.

Prepaid Retainers for Bankruptcy Counsel and Special Counsel were adjusted downward by $12,985.02 and $6,084.00 respectively. The activity occurred pre-petition, hence the adjustment was made to the Pre-petition Owners' Equity account. As of the petition date, the prepaid legal retainers for Landau and Manatt respectively were $187, 014.98 and $293,916.

**** Vineyard Bank, the Debtor's wholly-owned subsidiary, was seized by Office of the Comptroller of the Currency on July 17, 2009; therefore, no value likely remains.

***** The value of Debtor's common security interests in each of the subsidiary trusts is unknown, but likely valueless.

The book value as of the petition date (as opposed to actual or recoverable value)
is listed below:
		Book Value
2	Investment in Subsidiary-Trust I	400,534.49
3	Investment in Subsidiary-Trust II	166,405.84
4	Investment in Subsidiary-Trust III	331,613.24
5	Investment in Subsidiary-Trust IV	329,501.10
6	Investment in Subsidiary-Trust V	330,821.83
7	Investment in Subsidiary-Trust VI	395,663.43
8	Investment in Subsidiary-Trust VII	327,729.85
9	Investment in Subsidiary-Trust VIII	324,986.53
10	Investment in Subsidiary-Trust IX	483,483.02
11	Investment in Subsidiary-Trust XI	584,558.72
			3,675,298.05

******  No accruals or adjustments have been made in connection with Landau's December legal fees as the amount was not available at the time this report was filed.

******* Certain disputed claims listed on Schedule F are not included on the MOR Balance Sheet.

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A Joint Plan of Liquidation and Disclosure Statement have been filed with the Court and a confirmation hearing for the Disclosure Statement has been scheduled for February 2, 2010

4.	Describe potential future developments which may have a significant impact on the case:

On December 21, 2009, the Official Committee of the Unsecured Creditors filed suit against certain directors and officers of the Debtor.  Further, recent changes in the tax rules permit a 5 year carry back of net operating losses, which may generate additional assets for the bankruptcy estate.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	James G. LeSieur, III, Chief Financial Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession